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                          UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549



                             FORM 8-K

                           CURRENT REPORT




   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): November 2, 1999



                          MediaOne Group, Inc.
           (Exact name of registrant as specified in its charter)

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        A Delaware Corporation       Commission File Number      IRS Employer Identification No.
       (State of incorporation)            1-8611                         84-0926774
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                      188 Inverness Drive West
                     Englewood, Colorado 80112
              (Address of principal executive offices)

                         (303) 858-3000
       (Registrant's telephone number, including area code)
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Item 5.  Other Events

On November 2, 1999 MediaOne Group, Inc. released its third quarter 1999 earnings results. The releases and financial statements are attached hereto as Exhibits.


Item 7.  Exhibits
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Exhibit        Description

27             Financial Data Schedule

99 Press Release issued November 2, 1999 concerning the earnings results of MediaOne Group, Inc. for the quarter ended September 30, 1999.

99.1 Proportionate Results Highlights of MediaOne Group, Inc. for the three months ended September 30, 1998 and 1999 and the nine months ended September 30, 1998 and 1999, filed in connection with the Press Release dated November 2, 1999.

99.2 Pro Forma Consolidated Domestic Cable Highlights of MediaOne Group, Inc. for the three months ended September 30, 1998 and 1999 and the nine months ended September 30, 1998 and 1999, filed in connection with the Press Release dated November 2, 1999.

99.3 Pro Forma Key Operating Statistics - Domestic Cable - of MediaOne Group, Inc. for the quarters ended September 30, 1999, June 30, 1999 and September 30, 1998, as filed in connection with the Press Release dated November 2, 1999.

99.4 Pro Forma Key Operating Statistics - International - of MediaOne Group, Inc. for the quarters ended September 30, 1999, June 30, 1999 and September 30, 1998, filed in connection with the Press Release dated November 2, 1999.

99.5 Consolidated Statement of Operations of MediaOne Group, Inc.for the three months ended September 30, 1998 and 1999 and the nine months ended September 30, 1998 and 1999, as filed in connection with the Press Release dated November 2, 1999.

99.6 Earnings per Share Highlights of MediaOne Group, Inc. for the three months ended September 30, 1998 and 1999 and the nine months ended September 30, 1998 and 1999, as filed in connection with the Press Release dated November 2, 1999.

99.7 Consolidated Revenues and Operating Cash Flow Highlights - As Reported - of MediaOne Group, Inc. for the three months ended September 30, 1998 and 1999 and the nine months ended September 30, 1998 and 1999, as filed in connection with the Press Release dated November 2, 1999.

99.8 Condensed Consolidated Balance Sheets - As Reported, for MediaOne Group, Inc as of September 30, 1999 and December 31, 1998, as filed in connection with the Press Release dated November 2, 1999.

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99.9           Supplementary Consolidated Domestic Cable Highlights - As
               Reported, of MediaOne Group, Inc. for the three quarters of 1999 and the four quarters and year-to-date of 1998, as filed in connection with the Press Release dated November 2, 1999.

99.10 Supplementary Consolidated Domestic Cable Highlights - Pro Forma, of MediaOne Group, Inc. for the three quarters of 1999 and the four quarters and year-to-date of 1998, as filed in connection with the Press Release dated November 2, 1999.
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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MediaOne Group, Inc.

                                   /s/ STEPHEN E. BRILZ
                                By:___________________________________
                                   Stephen E. Brilz
                                   Assistant Secretary


Dated:   November 3, 1999

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                   Contents                                  Page
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  Proportionate
              Proportionate Results                            5

  Domestic Cable
              Consolidated Pro Forma
                  Domestic Cable Results                       6

  Statistics
              Pro Forma Key Operating Statistics             7-8

  Consolidated

              Consolidated Operations                          9

              Earnings Per Share                              10

              Consolidated Revenues and Operating
                  Cash Flow                                   11

              Condensed Consolidated Balance Sheets           12
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